UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 1, 2019

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700 Denver, Colorado 80203	80203
(Address of principal executive offices)	(Zip Code)

(303) 295-3995

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01          COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 1, 2019, Cimarex Energy Co. (“Cimarex”) completed its previously announced acquisition of Resolute Energy Corporation (“Resolute”), pursuant to the Agreement and Plan of Merger, dated as of November 18, 2018 (the “Merger Agreement”), by and among Cimarex, CR Sub 1 Inc., a direct wholly owned subsidiary of Cimarex (“Merger Sub 1”), CR Sub 2 LLC under its amended name, Cimarex Resolute LLC, a direct wholly owned subsidiary of Cimarex (“Merger Sub 2”), and Resolute. Pursuant to the Merger Agreement, Merger Sub 1 merged with and into Resolute (the “First Merger”), with Resolute surviving and continuing as the surviving corporation. Immediately following the effective time of the First Merger (the “Effective Time”), Resolute merged with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Merger”), with Merger Sub 2 surviving and continuing as the surviving company.

Pursuant to the Merger Agreement, each share of common stock, par value $0.0001 per share, of Resolute (“Resolute Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares, Converted Shares and any Appraisal Shares (as such terms are defined in the Merger Agreement)) was converted into the right to receive, in accordance with such holder’s election, subject to proration as described below, one of the following forms of consideration (the “Merger Consideration”):

•                  an amount in cash, without interest, equal to $14.00 and 0.2366 shares of common stock, par value $0.01 per share, of Cimarex (“Cimarex Common Stock”);

•                  an amount of cash, without interest, equal to $35.00 (subject to adjustment in accordance with the terms of the Merger Agreement); or

•                  0.3943 shares of Cimarex Common Stock (subject to adjustment in accordance with the terms of the Merger Agreement).

In addition, holders of Resolute restricted stock (time and/or performance vested), outperformance share rights and/or options (collectively, the “Resolute Equity Awards”) at the Effective Time also had rights to receive the Merger Consideration, in accordance with such holder’s election, subject to proration as described below.  Resolute stock appreciation rights and restricted cash awards were converted into rights to receive cash payments at the Effective Time.

The elections were subject to proration so that the aggregate Merger Consideration paid to all holders of Resolute shares eligible to make an election of the Merger Consideration (including holders of Resolute Equity Awards whose awards were converted into rights to receive the Merger Consideration) consisted of no more than 60% shares of Cimarex Common Stock and 40% cash, based on the closing sale price for shares of Cimarex Common Stock on November 16, 2018.  No fractional shares of Cimarex Common Stock were issued in the Merger, and holders of Resolute Common Stock instead received cash in lieu of fractional shares of Cimarex Common Stock.

Following proration, Cimarex issued approximately 5.7 million shares of Cimarex Common Stock and paid $325.6 million in cash to former holders of Resolute Common Stock and Resolute Equity Awards.  At closing, the total amount of funds necessary to pay the cash portion of the Merger Consideration, pay transaction fees and expenses and repay in full the amounts outstanding under Resolute’s revolving credit facility was approximately $615 million, which Cimarex funded with cash on hand.  In connection with the Merger and concurrently with the closing, Cimarex also deposited funds sufficient to redeem any $600 million 8.50% Senior Notes of Resolute outstanding on April 1, 2019 with cash on hand and borrowings under Cimarex’s revolving credit facility, satisfying and discharging the indenture governing the 8.50% Senior Notes. As of March 1, 2019, Cimarex had $525 million in borrowings outstanding under its revolving credit facility, leaving an unused borrowing availability of $722.5 million.

Pursuant to the Merger Agreement, each share of preferred stock of Resolute, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time was converted into the right to receive one share of 8 1/8% Series A Cumulative Perpetual Convertible Preferred Stock, par value $0.01 per share, of Cimarex (“Cimarex Preferred Stock”). As a result of the Merger, Cimarex issued 62,500 shares of Cimarex Preferred Stock and reserved for issuance 579,459 shares of Cimarex Common Stock issuable upon conversion of such Cimarex Preferred Stock. The terms of the Cimarex Preferred Stock are more fully described in the Certificate of Designations (as defined below), a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The issuance of Cimarex Common Stock and Cimarex Preferred Stock, including Cimarex Common Stock issuable upon conversion of 62,500 of Cimarex Preferred Stock, in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Cimarex’s registration statement on Form S-4, as amended (File No. 333-228809), which became effective on January 30, 2019.  The proxy statement/prospectus included in the registration statement contains additional information about the Merger.

ITEM 3.03          MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.03.       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In anticipation of the Merger, on February 28, 2019, Cimarex filed a Certificate of Designations with the Secretary of State of the State of Delaware, establishing the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of Cimarex Preferred Stock (the “Certificate of Designations”).  The Certificate of Designations is authorized in accordance with Cimarex’s Amended and Restated Certificate of Incorporation, and Cimarex Preferred Stock was issued pursuant to the terms of the Certificate of Designations on March 1, 2019.

ITEM 7.01          REGULATION FD DISCLOSURE.

On March 1, 2019, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instructions B.2. of Form 8-K, this information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(D) Exhibits

2.1

Agreement and Plan of Merger dated as of November 18, 2018, by and among Cimarex Energy Co., CR Sub 1 Inc., CR Sub 2 LLC and Resolute Energy Corporation (filed as Exhibit 2.1 to Registrant’s Form 8-K (Commission File No. 001-31446) dated November 20, 2018 and incorporated herein by reference).

3.1	Certificate of Designations of 8 1/8% Series A Cumulative Perpetual Convertible Preferred Stock of Cimarex Energy Co., dated February 28, 2019.
99.1	Press Release, dated March 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2019	CIMAREX ENERGY CO.

	By:	/s/ Francis B. Barron
Name: Francis B. Barron
Title: Senior Vice President — General Counsel